                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934



Date of Report (Date of earliest event reported) August 21, 1998
                                                ----------------



                                 K-SWISS INC.
                                 ------------

            (Exact name of registrant as specified in its charter)


    Delaware                       0-18490                  95-4265988
--------------------             -----------            ------------------
(State or other                  (Commission             (I.R.S. Employer
  jurisdiction                   File Number)           Identification No.)
of incorporation)


       31248 Oak Crest Drive, Westlake Village, California              91361
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)



       Registrant's telephone number, including area code (818) 706-5100
                                                         ---------------
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Item 5.  Other Events.
         ------------

         On August 21, 1998, the Company issued a press release relating to the resignation of Stanley Bernstein and Stephen Fine as members of the Board of Directors of the Company. A copy of the August 21, 1998 press release is attached as Exhibit 99.



Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)  Exhibits:

              99  Press release dated August 21, 1998.

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                                 SIGNATURES
                                 ----------



  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               K-Swiss Inc.



Date: August 28, 1998          By:  /s/ George Powlick
                                    --------------------------
                                    George Powlick,
                                    Vice President Finance and
                                    Chief Financial Officer

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                                 EXHIBIT INDEX
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Exhibit
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99          Press release dated August 21, 1998.           5
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